UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: International Equity Fund
(Institutional Class and Investor Class)
Annual Report
April 30, 2021
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Franklin Templeton Institutional, LLC ("Franklin"), Irish Life Investment Managers Limited ("ILIM"), and LSV Asset Management ("LSV")
Fund Performance
For the twelve-month period ended April 30, 2021, the Fund (Institutional Class shares) returned 44.45%, relative to a 39.88% return for the MSCI EAFE Index, the Fund’s benchmark index.
Franklin Commentary
International equity markets rose strongly over the past twelve months on supportive monetary and fiscal stimulus measures, easing lockdown restrictions, and positive vaccine and treatment developments. Although stocks declined in September and October of 2020, due to geopolitical tensions and rising infection rates, they have been climbing steadily since then as successful trials of COVID-19 vaccines, the start of vaccination programs and expectations for additional fiscal stimulus, particularly in the United States, pushed some individual equity markets to new highs. Indications of economic recovery in many countries also helped drive stocks higher over the review period.
During the twelve-month period ended April 30, 2021, the Franklin sub-advised portion of the Fund outperformed the MSCI EAFE Index, as stock selection in the information technology, health care and communication services sectors contributed to relative returns. Conversely, stock selection in the materials sector hindered relative performance.
In the information technology sector, the continued growth in e-commerce during the global pandemic supported shares in Netherlands-based payments processor Adyen NV. Adyen has seen an increase in payment volumes for online purchases, helping to offset the decline in travel payment volumes and reduced in-person shopping. Other sector contributors included Ireland-based video game outsourcing services company Keywords Studios PLC and Netherlands-based semiconductor equipment maker ASML Holding NV. ASML’s recent earnings have been strong, with a strong order backlog and semiconductor supply constraints aiding its business. The company’s core lithography business should see strong near-term growth as end markets rebound from the impact of COVID-19 and as medium-term secular growth in 5G, artificial intelligence and mobility boost demand for more powerful semiconductors.
Health care sector holding GN Store Nord A/S, a Denmark-based hearing aid and audio headset manufacturer, bolstered relative returns on robust demand for headsets. The hearing aid business has been relatively weaker due to the impact of the global pandemic.
In the communication services sector, Japan-based advertising, gaming and media company CyberAgent, Inc. contributed. The company has seen a recovery in its advertising business in recent quarters and its gaming business should further pick up as it launches new games over the course of 2021.
In industrials, Denmark-based logistics company DSV Panalpina A/S and Germany-based aircraft engine manufacturer MTU Aero Engines AG supported relative returns. We expect growth at DSV to remain strong, particularly as economic activity picks up over the course of 2021. DSV also has a strong balance sheet, which it is using to fund an acquisition to further boost its market position in Asia. MTU Aero Engines, meanwhile, should see its business recover alongside a pickup in civil aviation as lockdown restrictions ease globally.
Latin American online marketplace operator MercadoLibre Inc. added to relative returns in the consumer discretionary sector following solid financial results in recent quarters as more consumers shop online during the pandemic and make use of the company's payment and shipping services.
Conversely, several health care holdings detracted from relative returns during the twelve-month period. They included Australia-based blood products company CSL Ltd., UK-based medical device company LivaNova PLC, UK-listed generic drug maker Hikma Pharmaceuticals PLC, and Denmark-based biotech firm Genmab A/B. COVID-19 has put temporary pressure on CSL’s blood collections, but there are signs that business is beginning to pick up as COVID-19 cases fall and vaccinations increase in parts of the developed world. Meanwhile, Genmab, which focuses on cancer treatments, weighed on relative performance following mixed earnings for the fourth quarter. Nonetheless, Franklin continues to believe the company’s pipeline of potential products can drive long-term growth.
In the consumer discretionary sector, TAL Education Group weighed on relative performance after in-person tutoring was suspended in Beijing. The Chinese government is looking to ensure compliance with recent regulations, which will also temporarily put pressure on the company’s business. However, TAL Education’s online business has seen robust growth during the global pandemic, and it is expected that in-person enrollments will climb once restrictions ease.
KBC Groep NV, a Belgium-based bank, and Deutsche Boerse AG, a Germany-based financial exchange operator, hindered relative performance in the financials sector. Over the longer term, Deutsche Boerse should benefit from steadily rising fees in its clearing business and cyclical volatility in interest rates, equities and commodities.
Germany-based enterprise software company SAP SE was an information technology sector detractor. SAP pushed out its mid-term guidance following the slow adoption of some of its software solutions due to the ongoing global pandemic.
In terms of sector allocations, a lack of exposure to consumer staples and an overweight in information technology bolstered relative performance. An underweight in financials hindered relative results. Regionally, security selection in Europe, as well as stock selection and an underweight in Japan, contributed to results relative to the benchmark index, while stock selection in Australia detracted.
ILIM Commentary
Following the coronavirus induced turbulence in 2020, where equities fell 34% in less than five weeks, equities rallied through the twelve months to the end of April 2021 on the back of unprecedented levels of fiscal and monetary stimulus, COVID-19 vaccination optimism and an improving global growth outlook.
Equity markets rallied through the summer and into the fall recovering all the COVID-19 induced losses experienced in the first quarter. The rebound was supported by ongoing accommodative monetary policies as the Federal Reserve (the “Fed”) cut interest rates to essentially zero and launched an open-ended quantitative easing program to shelter the economy from the effects of COVID-19. Equities experienced some profit taking in the fall as signs of a slowing in global growth momentum caused worry among investors. Concerns over the possibility of some fading of fiscal stimulus into year-end and growing fears over the potential for a contested or delayed U.S. presidential election result led to a correction in markets.
Following this correction, equities enjoyed a strong end to the year as the removal of uncertainty surrounding the U.S. presidential election following the election of Joe Biden and the successful conclusion of several COVID-19 vaccine trials spurred a sharp market rally. December saw the beginning of COVID-19 vaccination programs and the year finished on a high with a $900 billion U.S. stimulus package contributing to the strong close for equity markets in 2020.
2021 began with equity markets on the front foot given optimism surrounding vaccines, further U.S. fiscal stimulus, and hopes that a combination of reopening and pent-up demand would propel global growth higher. The COVID-19 vaccine rollout across the U.S. and other regions bode well for the global economy and equities were supported by additional U.S. fiscal stimulus after the Democratic Party won both seats in the Georgia run-off elections, giving them control of the U.S. Senate. Subsequent upward revisions to growth and earnings forecasts boosted markets as did confirmation by the Fed that accommodative monetary policy would be maintained through 2021.
As the new year progressed, inflation became a key topic of debate following revisions to global growth and inflation expectations with volatility evident in markets due to the perceived risk of higher inflation. However, the market remained supported by a dovish Fed as well as a strong quarter one earnings season.
LSV Commentary
For the twelve-month period ended April 30, 2021, markets recovered from the substantial sell off in the early days of the COVID-19 pandemic. The MSCI EAFE Index rose 39.9% during the year while the MSCI EAFE Value Index rose 41.0% in the same period. The portion of the Fund sub-advised by LSV has a deeper value orientation than the benchmark index and that helped outperform the benchmark index during the fiscal year.
LSV’s focus on cheaper stocks was the biggest contributor to the relative performance in fiscal 2021 reversing the effects of the prior fiscal year. Companies that trade in the cheapest quintiles based on earnings or book value outperformed the most expensive quintile during the period and the portion of the Fund sub-advised by LSV trades at a significant valuation discount relative to the MSCI EAFE Index and is even slightly cheaper than the MSCI EAFE Value Index. LSV’s portfolio is well diversified, country-neutral relative to the benchmark index and has a smaller capitalization bias than the indices which are capitalization weighted (the largest stocks get the largest weight). By focusing on where the best ‘values’ are with the stock selection model, many of the highest rated stocks are cheaper and smaller in market capitalization than the typical stock in the benchmark index. In this fiscal year, style was the primary contributor, but the portfolio’s smaller size was also a positive exposure for the portion of the Fund sub-advised by LSV.
The views and opinions in this report were current as of April 30, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2021 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	44.45%	8.10%
Investor Class	N/A	23.84%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2021 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	22.14%
Financial	17.73
Industrial	15.63
Consumer, Cyclical	14.24
Basic Materials	8.89
Communications	7.47
Technology	6.92
Exchange Traded Funds	2.76
Energy	2.72
Utilities	1.07
Diversified	0.43
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 31, 2020 to April 30, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/31/20)	(04/30/21)	(10/31/20–04/30/21)
Institutional Class
Actual	$1,000.00	$1,319.70	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.28
Investor Class
Actual	$1,000.00	$1,316.10	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.04
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.00% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 4.30%
9,900	Anglo American PLC	$ 419,694
1,400	Arkema SA	175,025
11,700	BlueScope Steel Ltd	193,421
5,200	Boliden AB(a)	202,267
2,200	Evonik Industries AG	77,020
19,700	Fortescue Metals Group Ltd	340,836
1,100	Kaneka Corp	42,843
25,000	Kingboard Holdings Ltd	147,637
2,800	Koninklijke DSM NV	502,043
4,800	Mineral Resources Ltd	175,298
8,500	Mitsubishi Gas Chemical Co Inc	196,390
5,500	Mitsui Chemicals Inc	173,140
3,900	Nippon Soda Co Ltd	113,224
3,300	Rio Tinto Ltd	306,718
88,000	St Barbara Ltd	124,380
3,800	Symrise AG	490,715
3,200	Tokuyama Corp	72,312
8,800	Umicore SA	534,713
2,330	Yara International ASA	121,538
		4,409,214
Communications — 3.62%
80,000	Ascential PLC(a)	384,293
91,300	BT Group PLC(a)	208,186
25,000	CyberAgent Inc	513,061
6,000	Deutsche Telekom AG	115,471
15,400	KDDI Corp	465,534
260	MercadoLibre Inc(a)	408,455
18,400	Nippon Telegraph & Telephone Corp	463,917
21,100	Orange SA	262,764
39,300	Reach PLC(a)	119,134
270	Shopify Inc Class A(a)	319,278
26,700	Telefonica SA	123,737
2,600	Telenet Group Holding NV	111,180
19,100	Television Francaise 1	188,450
600	United Internet AG	25,235
		3,708,695
Consumer, Cyclical — 6.02%
12,400	Barratt Developments PLC	132,177
1,800	Bayerische Motoren Werke AG	180,379
9,300	Bilia AB Class A(a)	162,111
90,000	boohoo Group PLC(a)	422,268
800	Cie Generale des Etablissements Michelin SCA	115,761
6,500	CTS Eventim AG & Co KGaA(a)	448,633
4,200	Daimler AG	373,797
4,000	Daiwa House Industry Co Ltd	118,609
7,000	Daiwabo Holdings Co Ltd(a)	109,481
115	Faurecia SE(a)	6,213
3,700	Ferguson PLC	466,563
6,100	G-7 Holdings Inc(a)	162,520
39,300	Harvey Norman Holdings Ltd	159,428
Shares		Fair Value
Consumer, Cyclical — (continued)
8,300	Haseko Corp(a)	$ 111,338
8,500	Honda Motor Co Ltd	253,469
7,000	ITOCHU Corp	218,531
2,300	Japan Airlines Co Ltd(a)	49,271
3,400	Kaufman & Broad SA	154,576
6,500	Kindred Group PLC(a)	111,873
53,400	Kingfisher PLC(a)	263,543
2,900	Kohnan Shoji Co Ltd(a)	78,441
5,900	Marubeni Corp	49,143
3,900	Mitsubishi Corp	107,838
5,400	Mitsui & Co Ltd	113,960
17,400	Okamura Corp	216,149
4,700	Pirelli & C SpA(a)(b)	26,408
6,500	Qantas Airways Ltd(a)	24,655
18,900	Redrow PLC	180,354
6,793	Stellantis NV	112,632
13,900	Super Retail Group Ltd	127,670
8,300	Teijin Ltd	136,655
7,100	Valor Holdings Co Ltd	151,675
18,100	Volvo AB Class B	442,013
5,200	Yamaha Motor Co Ltd	129,925
6,200	Yokohama Rubber Co Ltd	115,297
56,500	Yue Yuen Industrial Holdings Ltd	141,406
		6,174,762
Consumer, Non-Cyclical — 10.71%
1,800	Adecco Group AG	122,003
200	Adyen NV(a)(b)	492,221
5,900	Alcon Inc	443,154
6,500	Amadeus IT Group SA(a)	442,640
4,000	Arcs Co Ltd(a)	86,079
13,200	Astellas Pharma Inc	198,674
8,500	Austevoll Seafood ASA	108,497
2,500	Bayer AG	161,772
10,600	British American Tobacco PLC	393,221
6,600	Carrefour SA	127,823
32,700	Cloetta AB Class B	102,359
2,500	Cochlear Ltd	427,950
2,100	CSL Ltd	438,679
10,500	Experian PLC	404,645
20,700	Faes Farma SA(a)	86,257
3,000	Fresenius SE & Co KGaA	147,449
1,100	Genmab A/S(a)	403,658
27,000	GlaxoSmithKline PLC	498,877
4,600	GN Store Nord AS	414,861
13,500	Hikma Pharmaceuticals PLC	454,750
6,100	Imperial Brands PLC	127,103
29,800	Inghams Group Ltd	75,036
1,300	Ipsen SA	125,678
48,200	J Sainsbury PLC	158,245
4,000	Kanamoto Co Ltd	98,130
10,700	Koninklijke Ahold Delhaize NV	287,959
3,500	Leroy Seafood Group ASA	32,086
2,400	Medipal Holdings Corp	44,161
3,700	Megmilk Snow Brand Co Ltd(a)	74,231
45,300	Metcash Ltd	124,109

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
305	NMC Health PLC(a)	$ 21
3,900	Novartis AG	332,812
6,200	Origin Enterprises PLC	28,921
4,600	Paramount Bed Holdings Co Ltd(a)	91,276
84,200	Pharming Group NV(a)	107,334
3,500	Prima Meat Packers Ltd(a)	110,574
2,600	Randstad NV	187,597
1,700	Roche Holding AG	554,465
5,500	Sanofi	576,636
2,300	Sawai Group Holdings Co Ltd	110,696
8,900	Scandinavian Tobacco Group A/S(b)	162,099
700	Societe BIC SA	49,468
7,100	Swedish Orphan Biovitrum AB(a)	120,814
8,000	TAL Education Group ADR(a)	455,600
19,900	Tate & Lyle PLC	220,089
42,200	Tesco PLC	128,789
3,800	Toho Holdings Co Ltd	64,289
1,200	UCB SA	111,118
182,000	United Laboratories International Holdings Ltd	149,066
172,000	WH Group Ltd(b)	149,864
70,900	Wm Morrison Supermarkets PLC	170,230
		10,984,065
Diversified — 0.21%
26,000	CK Hutchison Holdings Ltd	212,501
Energy — 1.31%
84,600	Beach Energy Ltd	82,000
27,100	ENEOS Holdings Inc	116,555
4,300	OMV AG	211,382
12,600	Petrofac Ltd(a)	22,871
17,800	Repsol SA	212,467
11,800	Royal Dutch Shell PLC Class B	211,112
3,800	Rubis SCA	178,384
7,100	Total SE	313,806
		1,348,577
Financial — 8.58%
12,400	3i Group PLC	219,540
24,200	Aegon NV	112,151
1,100	Allianz SE	285,580
3,600	ASR Nederland NV	157,232
5,700	Australia & New Zealand Banking Group Ltd	125,766
22,600	Aviva PLC	124,914
8,100	AXA SA	228,786
1,000	Baloise Holding AG	169,094
22,000	Banco Bilbao Vizcaya Argentaria SA	123,192
43,300	Banco Santander SA(a)	167,033
2,100	BAWAG Group AG(b)	113,280
Shares		Fair Value
Financial — (continued)
3,900	BNP Paribas SA(a)	$ 250,060
10,100	CNP Assurances	176,658
8,600	Credit Agricole SA(a)	133,027
11,000	Credit Saison Co Ltd	126,814
20,500	Credit Suisse Group AG	214,840
6,600	Dai-ichi Life Holdings Inc	119,177
800	Daito Trust Construction Co Ltd	85,066
2,300	Deutsche Boerse AG	396,350
11,600	DNB ASA	248,776
24,000	FinecoBank Banca Fineco SpA(a)	412,797
5,500	Fukuoka Financial Group Inc	93,807
25,800	Gunma Bank Ltd	84,401
15,000	Intermediate Capital Group PLC	452,641
2,600	Julius Baer Group Ltd	163,637
36,500	Kerry Properties Ltd	122,980
47,800	Legal & General Group PLC	179,403
355,900	Lloyds Banking Group PLC	223,152
9,400	Mediobanca Banca di Credito Finanziario SpA(a)	106,169
27,000	Mitsubishi HC Capital Inc	155,172
22,200	Mitsubishi UFJ Financial Group Inc	118,106
11,800	Mizuho Financial Group Inc	166,078
29,300	Nomura Holdings Inc	157,492
13,100	Nordea Bank Abp	135,776
20,100	ORIX Corp	324,492
35,300	Resona Holdings Inc	145,317
5,000	Ricoh Leasing Co Ltd(a)	158,622
3,000	Rothschild & Co(a)	106,760
2,100	Sompo Holdings Inc	78,047
34,900	Stockland REIT	125,768
6,100	Sumitomo Mitsui Financial Group Inc	214,285
700	Swiss Life Holding AG	341,062
2,600	Sydbank AS(a)	77,506
26,700	UBS Group AG	407,725
59,800	UnipolSai Assicurazioni SpA	185,716
16,400	United Overseas Bank Ltd	326,897
1,400	Valiant Holding AG(a)	155,220
		8,796,364
Industrial — 7.56%
70	AP Moller - Maersk A/S Class B	174,134
48,700	Aurizon Holdings Ltd	140,108
81,800	Austal Ltd	151,797
52,400	BAE Systems PLC	365,880
1,900	Bekaert SA	83,421
4,900	Bouygues SA	209,993
9,000	bpost SA(a)	95,650
7,400	Brother Industries Ltd	156,903
7,800	Cellnex Telecom SA(b)	441,202
96,000	China Resources Cement Holdings Ltd	104,575

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
Industrial — (continued)
5,800	Cia de Distribucion Integral Logista Holdings SA	$ 120,580
3,700	Cie de Saint-Gobain(a)	233,453
7,700	Deutsche Post AG	453,510
50	dormakaba Holding AG	32,857
2,200	DSV Panalpina A/S	490,139
2,000	HeidelbergCement AG	183,267
5,700	Hitachi Ltd	282,137
2,400	Implenia AG(a)	69,954
7,500	Japan Aviation Electronics Industry Ltd	133,882
6,500	Kamigumi Co Ltd	126,646
6,300	Kinden Corp(a)	107,260
17,000	Kitz Corp	106,530
3,900	LafargeHolcim Ltd	240,660
33,000	Lee & Man Paper Manufacturing Ltd	28,693
23,100	Leonardo SpA	188,512
2,000	MTU Aero Engines AG	504,717
15,600	Nobina AB(a)(b)	137,893
3,000	Per Aarsleff Holding A/S	146,952
12,800	Rengo Co Ltd	106,237
2,100	Rheinmetall AG	219,113
2,600	Sankyu Inc	110,995
11,600	Seino Holdings Co Ltd	159,505
5,100	Signify NV(a)(b)	289,626
4,600	Skanska AB Class B	124,582
12,800	SKF AB Class B	330,698
3,300	Taisei Corp	121,929
12,500	Takasago Thermal Engineering Co Ltd	188,388
2,600	Tsubakimoto Chain Co(a)	69,714
3,200	Valmet OYJ	133,656
7,000	Venture Corp Ltd	105,620
4,400	Wienerberger AG	172,499
32,000	Xinyi Glass Holdings Ltd	113,376
		7,757,243
Technology — 3.35%
700	ASML Holding NV	454,402
700	Atos SE(a)	47,670
8,500	AVEVA Group PLC	408,403
160	Capgemini SE	29,320
16,000	Clarivate PLC(a)	446,880
3,300	CyberArk Software Ltd(a)	463,650
400	Dialog Semiconductor PLC(a)	31,336
3,300	DTS Corp(a)	77,580
Shares		Fair Value
Technology — (continued)
11,600	Keywords Studios PLC(a)	$ 433,184
9,000	MCJ Co Ltd(a)	81,774
16,700	Micro Focus International PLC	119,072
170,000	PAX Global Technology Ltd	188,119
160	Siltronic AG	26,969
2,900	SimCorp A/S	383,436
6,978	TietoEVRY OYJ(a)	241,664
		3,433,459
Utilities — 0.52%
92,000	A2A SpA	179,951
6,600	AGL Energy Ltd	45,476
18,300	Drax Group PLC	103,215
2,700	Enagas SA	58,781
47,700	Iren SpA	142,375
		529,798
TOTAL COMMON STOCK — 46.18% (Cost $44,449,551)		$ 47,354,678
PREFERRED STOCK
Consumer, Cyclical — 0.87%
2,100	Porsche Automobil Holding SE	221,376
19,200	Schaeffler AG	173,058
1,900	Volkswagen AG	494,686
TOTAL PREFERRED STOCK — 0.87% (Cost $758,229)		$ 889,120
EXCHANGE TRADED FUNDS
17,543	iShares MSCI EAFE ETF	1,370,284

TOTAL EXCHANGE TRADED FUNDS — 1.33% (Cost $1,361,606)		$ 1,370,284
TOTAL INVESTMENTS — 48.38% (Cost $46,569,386)		$ 49,614,082
OTHER ASSETS & LIABILITIES, NET — 51.62%		$ 52,934,763
TOTAL NET ASSETS — 100.00%		$102,548,845

(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Schedule of Investments
As of April 30, 2021
At April 30, 2021, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation
Long
MSCI EAFE Index Futures	445	USD	50,224,925	June 2021	$1,235,840
				Net Appreciation	$1,235,840
At April 30, 2021, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Depreciation
MEL	USD	57,251	CHF	52,700	July 15, 2021	$(575)
MEL	USD	56,688	EUR	47,447	July 15, 2021	(452)
					Net Depreciation	$(1,027)
Counterparty Abbreviations:
MEL	Mellon Capital
Currency Abbreviations
CHF	Swiss Franc
EUR	Euro Dollar
USD	U.S. Dollar
Summary of Investments by Country as of April 30, 2021.
Country	Fair Value	Percentage of Fund Investments
Japan	$ 9,013,747	18.17%
United Kingdom	8,282,650	16.69
Germany	4,979,098	10.04
France	3,690,310	7.44
Switzerland	3,247,482	6.55
Australia	3,189,096	6.43
Netherlands	2,914,308	5.87
Denmark	2,252,786	4.54
Spain	1,775,887	3.58
Sweden	1,734,610	3.50
United States	1,370,284	2.76
Hong Kong	1,358,216	2.74
Italy	1,241,928	2.50
Belgium	936,083	1.89
Finland	511,096	1.03
Norway	510,897	1.03
Austria	497,162	1.00
Israel	463,650	0.93
China	455,600	0.92
Singapore	432,517	0.87
Argentina	408,455	0.82
Canada	319,278	0.64
Ireland	28,921	0.06
United Arab Emirates	21	0.00
Total	$49,614,082	100.00%
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2021
Great-West Core Strategies: International Equity Fund
ASSETS:
Investments in securities, fair value(a)	$49,614,082
Cash	49,034,612
Cash denominated in foreign currencies, fair value(b)	65,780
Cash pledged on futures contracts	3,859,589
Dividends receivable	374,865
Subscriptions receivable	960,371
Total Assets	103,909,299
LIABILITIES:
Payable for director fees	6,046
Payable for investments purchased	412,467
Payable for other accrued fees	160,367
Payable for shareholder services fees	26,384
Payable to investment adviser	50,857
Redemptions payable	33,581
Unrealized depreciation on forward foreign currency contracts	1,027
Variation margin on futures contracts	669,725
Total Liabilities	1,360,454
NET ASSETS	$102,548,845
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$918,299
Paid-in capital in excess of par	88,191,552
Undistributed/accumulated earnings	13,438,994
NET ASSETS	$102,548,845
NET ASSETS BY CLASS
Investor Class	$98,554,520
Institutional Class	$3,994,325
CAPITAL STOCK:
Authorized
Investor Class	99,000,000
Institutional Class	25,000,000
Issued and Outstanding
Investor Class	8,808,223
Institutional Class	374,771
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$11.19
Institutional Class	$10.66
(a) Cost of investments	$46,569,386
(b) Cost of cash denominated in foreign currencies	$65,523
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2021
Great-West Core Strategies: International Equity Fund
INVESTMENT INCOME:
Dividends	$1,803,696
Foreign withholding tax	(247,425)
Total Income	1,556,271
EXPENSES:
Management fees	436,364
Shareholder services fees – Investor Class(a)	119,777
Shareholder services fees – Class L(b)	160,015
Audit and tax fees	76,627
Custodian fees	155,218
Director's fees	12,733
Distribution fees – Class L(b)	113,416
Legal fees	12,308
Pricing fees	26,265
Registration fees	33,905
Shareholder report fees	15,290
Transfer agent fees	7,752
Other fees	2,129
Total Expenses	1,171,799
Less amount waived by investment adviser	241,494
Net Expenses	930,305
NET INVESTMENT INCOME	625,966
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	9,005,509
Net realized gain on futures contracts	2,817,878
Net Realized Gain	11,823,387
Net change in unrealized appreciation on investments and foreign currency translations	14,031,051
Net change in unrealized appreciation on futures contracts	928,201
Net change in unrealized appreciation on forward foreign currency contracts	177
Net Change in Unrealized Appreciation	14,959,429
Net Realized and Unrealized Gain	26,782,816
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,408,782
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2021 and April 30, 2020
Great-West Core Strategies: International Equity Fund	2021	2020
OPERATIONS:
Net investment income	$625,966	$2,070,309
Net realized gain	11,823,387	1,511,891
Net change in unrealized appreciation (depreciation)	14,959,429	(17,452,148)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,408,782	(13,869,948)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Class L(a)	-	(1,622,622)
Institutional Class	-	(27,166)
From return of capital	0	(1,649,788)
From net investment income and net realized gains
Investor Class(b)	(1,833,086)	-
Class L(a)	-	(3,776,550)
Institutional Class	(274,625)	(27,586)
From net investment income and net realized gains	(2,107,711)	(3,804,136)
Total Distributions	(2,107,711)	(5,453,924)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(b)	192,561,773	-
Class L(a)	15,564,054	30,537,395
Institutional Class	2,098,558	1,158,277
Shares issued in reinvestment of distributions
Investor Class(b)	1,833,086	-
Class L(a)	-	5,399,172
Institutional Class	274,625	54,752
Shares redeemed
Investor Class(b)	(106,606,089)	-
Class L(a)	(120,992,510)	(49,153,200)
Institutional Class	(450,091)	(11,182,118)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(15,716,594)	(23,185,722)
Total Increase (Decrease) in Net Assets	9,584,477	(42,509,594)
NET ASSETS:
Beginning of year	92,964,368	135,473,962
End of year	$102,548,845	$92,964,368
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(b)	18,752,189	-
Class L(a)	1,758,794	3,262,507
Institutional Class	206,917	124,327
Shares issued in reinvestment of distributions
Investor Class(b)	175,583	-
Class L(a)	-	529,850
Institutional Class	27,656	5,337
Shares redeemed
Investor Class(b)	(10,119,549)	-
Class L(a)	(12,914,700)	(5,028,445)
Institutional Class	(45,425)	(1,125,774)
Net Decrease	(2,158,535)	(2,232,198)
(a)	Class L ceased operations on October 2, 2020.
(b)	Investor Class inception date was September 3, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2021 (c)	$10.00	0.24	2.06	2.30	—	(0.33)	(0.78)	(1.11)	$11.19	23.84% (d)
Institutional Class
4/30/2021	$ 8.25	0.11	3.47	3.58	—	(0.39)	(0.78)	(1.17)	$10.66	44.45%
4/30/2020	$ 9.85	0.28	(1.47)	(1.19)	0.00 (e)	(0.41)	—	(0.41)	$ 8.25	(12.88%)
4/30/2019 (f)	$10.00	0.11	(0.19)	(0.08)	—	(0.07)	—	(0.07)	$ 9.85	(0.83%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Investor Class
04/30/2021 (c)	$98,555	1.41% (h)	1.00% (h)	3.42% (h)	94%
Institutional Class
04/30/2021	$ 3,994	2.10%	0.65%	1.06%	94%
04/30/2020	$ 1,531	1.37%	0.65%	2.91%	26%
04/30/2019 (f)	$11,640	2.07% (h)	0.65% (h)	1.39% (h)	29% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INTERNATIONAL EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Core Strategies: International Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. Investor shares commenced operations on September 3, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities, including Exchange Traded Funds, based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - April 30, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Exchange Traded Funds	Exchange traded close price.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - April 30, 2021

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 3,229,835	$ 44,124,843	$ —	$ 47,354,678
Preferred Stock	—	889,120	—	889,120
Exchange Traded Funds	1,370,284	—	—	1,370,284
Total investments, at fair value:	4,600,119	45,013,963	0	49,614,082
Other Financial Investments:
Futures Contracts(a)	1,235,840	—	—	1,235,840
Total Assets	$ 5,835,959	$ 45,013,963	$ 0	$ 50,849,922
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(1,027)	—	(1,027)
Total Liabilities	$ 0	$ (1,027)	$ 0	$ (1,027)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the contract's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - April 30, 2021

The tax character of distributions paid during the years ended April 30, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$632,543	$3,804,136
Long-term capital gain	1,475,168	-
Return of capital	-	1,649,788
	$2,107,711	$5,453,924
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$5,937,391
Undistributed long-term capital gains	4,865,927
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	2,635,676
Tax composition of capital	$13,438,994
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2021 were as follows:
Federal tax cost of investments	$48,213,219
Gross unrealized appreciation on investments	4,175,486
Gross unrealized depreciation on investments	(1,539,810)
Net unrealized appreciation on investments	$2,635,676
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a

Annual Report - April 30, 2021

regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 136 futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average of 144,399 foreign currency forward contracts in USD for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of April 30, 2021 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,235,840 (a)
Foreign exchange contracts (forwards)			Unrealized depreciation on forward foreign currency contracts	$(1,027)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended April 30, 2021 is as follows:
	Realized Gain(Loss)		Change in Unrealized Appreciation(Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized gain on futures contracts	$2,817,878	Net change in unrealized appreciation on futures contracts	$928,201
Foreign exchange contracts (forwards)			Net change in unrealized appreciation on forward foreign currency contracts	$ 177
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - April 30, 2021

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.53% of the Fund’s average daily net assets up to $1 billion dollars, 0.48% of the Fund’s average daily net assets over $1 billion dollars and 0.43% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2021, the amounts available for recoupment were as follows:
Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$251,618	$227,366	$241,494	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Irish Life Investment Managers Limited (ILIM), an affiliate of the Adviser and GWL&A, Franklin Templeton Institutional, LLC, and LSV Asset Management (the Sub-Advisers). The Adviser is responsible for compensating the Sub-Advisers for their services.
The Adviser is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rate of 0.020% of the net assets subject to an annual $20,000 minimum.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Class L shares of the Fund ceased operations on October 2, 2020.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. Prior to October 2, 2020, the Fund had entered into a plan of distribution which provided for compensation for distribution of Class L shares and for the provision of services to Class L shareholders. The distribution plan provided for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. Class L shares of the Fund ceased operations on October 2, 2020.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,056,000 for the fiscal year ended April 30, 2021.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $63,081,168 and $122,964,758, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

Annual Report - April 30, 2021

5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to April 30, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - April 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: International Equity Fund (the “Fund”), one of the funds constituting the Great-West Funds, Inc., as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 18, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $0 and has derived gross income from sources within foreign countries amounting to $0.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2021, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 20, 2021 (the “April Meeting”), unanimously approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of Great-West Core Strategies: International Equity Fund (the “Fund” and together with the Company’s other series, the “Great-West Funds”), and (ii) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Adviser(s)
Great-West Core Strategies: International Equity Fund	Irish Life Investment Managers Limited (“ILIM”)
Franklin Templeton Institutional, LLC (“Franklin”)
LSV Asset Management (“LSV”)
(GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). ILIM is an affiliate of GWCM and GWL&A.)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers—including, in this case, each of ILIM, Franklin and LSV. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. GWCM is responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 30, 2021 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and the other Great-West Funds. Although the Board considered the approval of the Agreements for the Fund as part of its multi-faceted annual review process of agreements across the Great-West Funds, the Board’s approvals were made on a fund-by-fund basis.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of advisory agreements for the Great-West Funds, including the services and support provided to each of the Great-West Funds, including the Fund and its shareholders.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted throughout the evaluation process by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Advisers (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management teams responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the implementation of a new trade order management system and compliance tool, use of an industry leading portfolio and risk analytics program, enhancements to investment applications, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively and upgraded as needed.
Consideration was also given to the fact that the Board meets with representatives of each Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. Also considered was each adviser’s response to market volatility and economic developments and changing circumstances in the mutual fund industry. In this regard, the Board received and considered information furnished by each adviser on the impacts of the coronavirus (COVID-19) outbreak on each adviser generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and each Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board noted that the Fund commenced operations on June 25, 2018 (with respect to the Fund’s Institutional Class shares), and given the limited operating period, the Board reviewed performance information for the Fund’s Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one- and two-year periods ended December 31, 2020. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that the Fund’s annualized returns for the one- and two-year periods ended December 31, 2020 were in the third and second quintiles, respectively, of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers), exceeding the performance universe median for each period reviewed. The Board also observed that the Fund outperformed its benchmark index for each period reviewed.
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered each Sub-Adviser’s investment decision-making process, the organization, composition and experience of its investment personnel and its portfolio risk controls, among other things, as well as its performance attribution commentary. Also considered by the Board were GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance, including GWCM’s systematic approach to performance monitoring.
The Board determined that it was satisfied with the oversight of and information provided regarding the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and each of ILIM and LSV from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2022.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of the Fund, as to each of the Fund’s Institutional Class and Investor Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that, as to each class, the Fund’s Contractual Management Fee and total annual operating expense ratio were lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses).
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers, to similar other funds of the Company managed by GWCM and the Sub-Advisers and/or standard institutional fee schedules for the relevant investment strategy. Specifically, for LSV, the Board received information regarding the fees charged to registered investment companies, separately managed account and commingled vehicles with similar investment objectives and policies as LSV’s allocated portion of the Fund, and noted fee schedule differences and where the fee charged to GWCM was higher than that charged to certain other comparable clients or engagements. With respect to Franklin, the Board received information regarding the fees charged to a U.S. retail mutual fund managed by Franklin with similar investment objectives and strategies as Franklin’s allocated portion of the Fund. As applicable, the Board noted explanations provided for any differences in fee schedules, such as applicable legal, governance and capital structures, historical pricing arrangements, account sizes, and the totality of client relationship, as well as differences in risks assumed and services provided as between the Fund and other types of accounts.
Although not identified specifically as accounts or products comparable to the Fund, the Board noted that the information provided by ILIM included the fees it charged to GWCM for the other series of the Company sub-advised by ILIM, including other equity index funds (collectively, the “ILIM Sub-Advised Funds”). The Board also noted ILIM’s statement that the sub-advisory fee charged to GWCM for the Fund is consistent with pricing for mandates of similar size and services. Taking into account all of the foregoing, the Board noted that the fees charged appeared to be consistent or competitive with those charged to the other funds or accounts and GWCM, as applicable.
The Board further considered the overall financial soundness of GWCM and the Sub-Advisers and the profits estimated to be realized by GWCM and by ILIM and LSV The Board reviewed the financial statements from GWCM and the Sub-Advisers and profitability information from GWCM and ILIM and LSV.
With respect to GWCM’s profitability information, the Board considered the review undertaken by management in 2020 of the organization’s expense allocation methodology following an internal corporate restructuring and, following such review, GWCM’s determination to adjust the methodology used in determining profitability. In this connection, the Board took into account its discussions with management regarding the methodology as well as the analysis performed by an independent auditor, including the auditor’s conclusion that the methodology was reasonable. The Board also considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. In addition, with respect to the Fund in particular, the Board noted that GWCM reported a negative margin associated with its management of the Fund.
The Board also noted that ILIM’s profitability was based on its aggregate profitability for providing sub-advisory services to the ILIM Sub-Advised Funds (i.e., including the Fund). With respect to Franklin, the Board considered that although the Sub-Adviser did not provide an estimate of profits, since the Sub-Advisory Agreement between GWCM and Franklin was negotiated at arm’s length, such information was not relevant to its approval of such Sub-Advisory Agreement.
Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Advisers, as applicable, were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation, the Board noted that both the management fee schedule and certain sub-advisory fee schedules contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. As the Board considered the foregoing, including instances in which the breakpoints in the applicable sub-advisory fee schedule take effect at lower asset levels than for the management fee, the Board took into account that the sub-advisory fee under each Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement. The Board also recalled its observation that the Fund’s Contractual Management Fee was lower than the median contractual management fee of its peer group. In addition, the Board reviewed data provided by Broadridge regarding the percentage of the management fee retained by GWCM which, as to each Fund class, was below the median of the Fund’s Lipper investment classification.
Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that each of ILIM and Franklin may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers. The Board also noted instances in which a Sub-Adviser indicated that the Fund’s performance record forms part of the Sub-Adviser’s overall performance results or a Sub-Adviser otherwise derives a reputational benefit from its relationship to the Fund and, therefore, a Sub-Adviser may gain or enhance its exposure to prospective advisory clients.
The Board also noted where services were provided to the Fund by affiliates of GWCM and ILIM, including, in particular, the various recordkeeping, administrative and shareholder services provided by Empower Retirement, LLC (“Empower”) pursuant to a shareholder services agreement, effective April 29, 2020. (GWL&A, the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015.) The Board also considered that the Fund is offered as an investment option on a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors.
The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Advisers, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, GWL&A; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc. formerly, Vice President & Counsel, Great-West Funds	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, Great-West Trust Company, LLC ("GWTC"); formerly, Assistant Treasurer, Great-West Funds	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2021	Director, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West Core Strategies: International Equity Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Great-West Funds, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of other series of Great-West Funds, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of other series of Great-West Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(f)  ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2020 and $1,026,559 for fiscal year 2021.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $60,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2021
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:June 18, 2021